UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant
to
Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2022

Commission File Number	Exact Name of Registrants as Specified in their Charters, Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Nos.	Former name or former address, if changed since last report
1-14201	SEMPRA ENERGY 488 8th Avenue San Diego, California 92101 (619) 696-2000	California	33-0732627	No change

1-03779	SAN DIEGO GAS & ELECTRIC COMPANY 8326 Century Park Court San Diego, California 92123 (619) 696-2000	California	95-1184800	No change

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Sempra Energy: Sempra Energy Common Stock, without par value	SRE	NYSE
Sempra Energy 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	NYSE

San Diego Gas & Electric Company:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
240.12b-2).

Emerging growth company
Sempra Energy	☐
San Diego Gas & Electric Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sempra Energy	☐
San Diego Gas & Electric Company	☐

Item 8.01 Other Events.
On March 11, 2022, San Diego Gas & Electric Company (the “Company”), an indirect subsidiary of Sempra Energy, closed its previously announced public offering and sale of $500,000,000 aggregate principal amount of its 3.000% First Mortgage Bonds, Series XXX, due 2032 (the “Series XXX Bonds”) and $500,000,000 aggregate principal amount of its 3.700% First Mortgage Bonds, Series YYY, due 2052 (the “Series YYY Bonds”) with proceeds to the Company (after deducting the underwriting discount but before deducting the Company’s other offering expenses estimated at approximately $1,800,000) of (i) 99.067% of the aggregate principal amount of the Series XXX Bonds, and (ii) 98.568% of the aggregate principal amount of the Series YYY Bonds. The sale of the Series XXX Bonds and Series YYY Bonds was registered under the Company’s Registration Statement on Form

S-3

(File

No. 333-239178).
The Series XXX Bonds were issued pursuant to the Seventy-Second Supplemental Indenture, dated as of March 11, 2022, which is filed herewith as Exhibit 4.1. The Series XXX Bonds will mature on March 15, 2032. The Series XXX Bonds will bear interest at the rate of 3.000% per annum. Interest on the Series XXX Bonds will accrue from March 11, 2022 and is payable semiannually in arrears on March 15 and September 15 of each year, beginning on September 15, 2022. The Series XXX Bonds will be redeemable prior to maturity at the redemption prices and under the circumstances described in the form of Series XXX Bond, which form is included in Exhibit 4.1 hereto.
The Series YYY Bonds were issued pursuant to the Seventy-Third Supplemental Indenture, dated as of March 11, 2022, which is filed herewith as Exhibit 4.2. The Series YYY Bonds will mature on March 15, 2052. The Series YYY Bonds will bear interest at the rate of 3.700% per annum. Interest on the Series YYY Bonds will accrue from March 11, 2022 and is payable semiannually in arrears on March 15 and September 15 of each year, beginning on September 15, 2022. The Series YYY Bonds will be redeemable prior to maturity at the redemption prices and under the circumstances described in the form of Series YYY Bond, which form is included in Exhibit 4.2 hereto.
The foregoing descriptions of some of the terms of the Series XXX Bonds and Series YYY Bonds are not complete and are qualified in their entirety by the form of Series XXX Bond and the Seventy-Second Supplemental Indenture and the form of Series YYY Bond and the Seventy-Third Supplemental Indenture, which are filed as exhibits herewith and are incorporated herein by reference. Further information regarding the sale of the Series XXX Bonds and Series YYY Bonds is contained in the Underwriting Agreement, dated March 7, 2022, which was filed as Exhibit 1.1 to the Company’s Current Report on Form

8-K

filed with the U.S. Securities and Exchange Commission on March 8, 2022.
Item 9.01 Financial Statements and Exhibits.
      (d) Exhibits

Exhibit Number	Description of Exhibit

4.1	Seventy-Second Supplemental Indenture, dated as of March 11, 2022.

4.2	Seventy-Third Supplemental Indenture, dated as of March 11, 2022.

4.3	Form of Series XXX Bond (Included in Exhibit 4.1 hereto).

4.4	Form of Series YYY Bond (Included in Exhibit 4.2 hereto).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 11, 2022	SEMPRA ENERGY

	By:	/s/ Peter R. Wall
Peter R. Wall
Senior Vice President, Controller and Chief Accounting Officer

Date: March 11, 2022	SAN DIEGO GAS & ELECTRIC COMPANY

	By:	/s/ Valerie A. Bille
Valerie A. Bille
Vice President, Chief Accounting Officer, Controller and Treasurer